SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                             (Amendment No.      )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary proxy statement.
|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).
|X|      Definitive proxy statement.
|_|      Definitive additional materials.
|_|      Soliciting material pursuant to Rule 14a-12.


                              Excelsior Funds, Inc.
                              ---------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         |X|      No fee required.

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                  and 0-11.

                  (1) Title of each class of securities to which transaction applies: N/A
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                      applies: N/A
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                      computed pursuant to Exchange Act Rule 0-11 (Set forth the
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                      it was determined): N/A
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         |_|      Check box if any part of the fee is offset as provided by
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                  (3) Filing Party: N/A
                  (4) Date Filed: N/A

                              EXCELSIOR FUNDS, INC.
                                 Small Cap Fund
                               225 HIGH RIDGE ROAD
                           STAMFORD, CONNECTICUT 06905




                                                                 October 3, 2005


Dear Shareholder:

         Enclosed is a notice and a proxy statement concerning a special meeting (the "Meeting") of shareholders of the Small Cap Fund (the "Fund"), a series of Excelsior Funds, Inc. (the "Company") to be held on November 17, 2005. The proposals to be discussed at the Meeting are very important. The matters you are being asked to vote on are: (1) approval of an amendment to the Investment Advisory Agreement for the Fund to increase the advisory fee rate, and (2) approval of a change in the investment objective of the Fund from a fundamental investment objective that seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less to a non-fundamental investment objective that seeks long-term capital appreciation. If the change in the Fund's investment objective is approved, then the Fund will adopt a non-fundamental investment policy which would provide that the Fund will invest at least 80% of its net assets in the securities of issuers with market capitalizations of between $100 million and $2.5 billion. Because this policy would be non-fundamental, the Board of Directors could change this policy in the future to adjust the maximum market capitalization of issuers in which the Fund is permitted to invest for purposes of this test without need for shareholder approval. The proposed increase in the advisory fee rate would cause the fee to be more in line, yet still below, the industry medians. The proposed change in the investment objective of the Fund would expand the universe of issuers in which the Fund could invest (from the current maximum of $1.5 billion ) and allow the Board of Directors greater flexibility in the future to adjust these capitalization criteria to reflect changes in the marketplace without the time and expense associated with obtaining shareholder approval for such adjustments.

         Each proposal is described more fully in the enclosed proxy statement. The Board of Directors of the Company (the "Directors") has reviewed and approved these proposals and recommends that shareholders also approve the proposals. Your vote is extremely important, even if you only own a few shares. If we do not receive enough votes for a quorum, we will have to send additional mailings or resolicit shareholders, which can be very costly and time consuming. You may receive a reminder call to return your proxy from a representative of the Company's investment adviser or affiliates. You can also use the Internet if you want to vote electronically or vote by using your touch-tone telephone. Please see your proxy card for more information and instructions on how to vote. If you do vote electronically or by phone, you do not need to mail your proxy card. However, if you want to later change your vote, you may do so by attending the meeting, by submitting a new proxy card, or submitting a new vote by touch-tone telephone or the Internet.

         Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy statement matters, please call us toll-free at (800) 446-1012.

                                                         Sincerely,



                                                         /s/ Mary Martinez

                                                         Mary Martinez
                                                         President

--------------------------------------------------------------------------------

                              EXCELSIOR FUNDS, INC.
                                 (the "Company")
                                 SMALL CAP FUND
                                  (the "Fund")


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                November 17, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             225 High Ridge Road
                                                     Stamford, Connecticut 06905
                                                                  (800) 446-1012

      A Special Meeting of Shareholders of the Fund will be held at 9:00 a.m. on November 17, 2005, at the offices of the Company at 225 High Ridge Road, Stamford, Connecticut 06905, for the following purposes, all of which are more fully described in the accompanying Proxy Statement.

1. To approve an amendment to the Investment Advisory Agreement to increase the advisory fee payable by the Fund.

2.   To approve a change in the investment objective of the Fund.

3. To transact such other business as may properly come before the meeting and any adjourned session of the meeting.

Only shareholders of record at the close of business on September 2, 2005, are entitled to notice of, and to vote at, the meeting and any adjourned session.

                              By Order of the Board of Directors of the Company



                              /s/ Mary Martinez
                              President

                              October 3, 2005

--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT WITHOUT REGARD TO THE NUMBER OF SHARES YOU OWN ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON, IF YOU ARE UNABLE TO ATTEND, YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR OVER THE INTERNET OR BY TOUCH-TONE TELEPHONE. IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO VOTE BY TOUCH-TONE TELEPHONE OR OVER THE INTERNET, FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.


IF, AFTER VOTING, YOU LATER DECIDE TO CHANGE YOUR VOTE , YOU MAY DO SO BY ATTENDING THE MEETING, INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, REVOKING YOUR PROXY AND VOTING YOUR SHARES IN PERSON, OR BY SUBMITTING A NEW VOTE BY PROXY, VIA THE INTERNET OR BY TOUCH-TONE TELEPHONE. YOUR SUBSEQUENT VOTE WILL SUPERSEDE ANY VOTE YOU PREVIOUSLY MADE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                              EXCELSIOR FUNDS, INC.
                                 (the "Company")
                                 Small Cap Fund
                                  (the "Fund")
                               225 High Ridge Road
                           Stamford, Connecticut 06905

                                 PROXY STATEMENT

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 17, 2005

                                    OVERVIEW

         What is this Document and Why Have I Received It?
         ------------------------------------------------

         This document is a Proxy Statement ("Statement") and it is being furnished to you, as a shareholder of the Fund, in connection with the solicitation of proxies by the Board of Directors (the "Directors") of the Company on behalf of the Fund, for use at a Special Meeting of Shareholders to be held at the offices of the Company at 225 High Ridge Road, Stamford, Connecticut 06905, on November 17, 2005, at 9:00 a.m and at any adjournments or postponements thereof (the "Meeting"). This Statement contains information that shareholders should consider before voting on the proposals to be presented at the Meeting.

         What Are The Proposals to be Considered at the Meeting?
         ------------------------------------------------------

                  Two proposals are expected to be presented at the Meeting. The first proposal relates to an increase in the advisory fee for the Fund. As discussed in more detail below, the current advisory fee is well below the industry median as measured by Lipper Inc. ("Lipper"). This proposal would allow the fee to be raised so that it would be more in line, yet still below, the current industry median as measured by Lipper. Even if this proposal is approved by shareholders, the Fund's current expense ratio, adjusted to reflect the higher advisory fee, would remain below the current industry median as measured by Lipper. If shareholders approve the increase in the advisory fee, total annual fund operating expenses will be higher than if the proposal is not approved. The second proposal relates to a change in the investment objective of the Fund from a fundamental investment objective of "long-term capital appreciation by investing primarily in companies with capitalizations of $1.5 billion or less" to a non-fundamental investment objective of "long-term capital appreciation." At the same time, the Fund would adopt a non-fundamental investment policy to require that 80% of its net assets be invested in equity securities of companies with market capitalizations ranging from $100 million to $2.5 billion. As discussed in proposal 2 below, this change is intended to allow the Fund to invest in the securities of companies with capitalizations generally in the range of companies in the Russell 2000 Index, the Fund's primary benchmark. This non-fundamental policy could be changed with 60 days' advance written notice to shareholders. The proposed change in the investment objective of the Fund would expand the universe of issuers in which the Fund could invest (from the current maximum of $1.5 billion ) and allow the Fund greater flexibility in the future to adjust these capitalization criteria to reflect changes in the marketplace without the time and expense associated with obtaining shareholder approval for such adjustments.

         How Is This Solicitation Being Made?
         ------------------------------------

         This solicitation is being made primarily by the mailing of this Statement and the materials accompanying it. Supplemental solicitations may be made by mail or telephone by officers and representatives of the Company, or its affiliates, who will receive no extra compensation for their services. The expenses in connection with preparing and mailing this Statement and the material accompanying it will be paid equally by the Fund and by U.S. Trust Company, N.A. and United States Trust Company of New York, the Company's investment advisers (collectively, the "Adviser"). The Company does not currently anticipate engaging a professional proxy solicitation firm to assist in the solicitation of proxies. This Statement and the accompanying Proxy are first being sent to shareholders on or about October 3, 2005.

         Where Can I Get More Information About the Fund?
         -----------------------------------------------

         Additional information about the Company and the Fund is available in
(i) the Prospectus for the Company dated July 29, 2005, (ii) the Statement of Additional Information ("SAI") dated July 29, 2005, and (iii) the Company's most recent annual and semi-annual reports to shareholders. These documents are available upon request and without charge by calling 800-446-1012 (or, from overseas, (617) 483-7297), or by mail by writing Excelsior Funds, P.O. Box 8529, Boston, Massachusetts 02286-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, Massachusetts 02184). All of these documents are also on file with the Securities and Exchange Commission (the "SEC"). You may view or obtain these documents from the SEC (i) in person: at the SEC's Public Reference Room in Washington, D.C., (ii) by phone: 1-800-SEC-0330, (iii) by mail: Public Reference Section, Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549,(duplicating fee required), (iv) by e-mail: publicinfo@sec.gov, or (v) by Internet: www.sec.gov.

         What Are The Voting Rights And Quorum Requirements?
         --------------------------------------------------

         The Fund has two classes of common stock (the "Shares"): a Shares class and a Retirement Shares class. The Record Date is September 2, 2005. As of the close of business on September 2, 2005, the Shares class consisted of 30,507,877.55 Shares and the Retirement Shares class consisted of 59.84 Shares, each whole Share being entitled to one vote and each fraction of a Share being entitled to a proportionate fraction of a vote. For all proposals to be considered at the Meeting, the Shares class and Retirement Class shares will vote together. Only shareholders of record as of the close of business on September 2, 2005 are entitled to vote at the Meeting. Any shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Company at its principal executive office, 225 High Ridge Road, Stamford, Connecticut 06905, and be received prior to the Meeting to be effective, (ii) voting another proxy of a later date if received prior to the Meeting, or (iii) personally casting his or her vote at the Meeting. If the Fund receives votes by telephone or over the Internet, it will use procedures reasonably designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or over the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The Fund and the Adviser will equally reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

         More than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting must be present in person or by proxy at the Meeting in order for a quorum to be constituted. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes (as described below) to approve the proposal are not received, the person or persons named as Proxy Agent may propose one or more adjournments of the Meeting to permit further solicitation of proxies. When voting on a proposal to adjourn the Meeting, the Proxy Agent will consider whatever factors he or she deems relevant, which factors may include: the nature of the proposal to be adjourned, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders in connection therewith. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Since these Shares will be counted as present, but not as voting in favor of any proposal, such "broker non-votes" will have the same effect as if they had been cast against that proposal. "Broker non-votes" are Shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the Shares will be voted.

         All proxies solicited by the Directors that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.

         As of September 2, 2005, the Adviser was believed to possess voting power with respect to 16,114,207.51 (52.82%) of the outstanding Shares class of the Fund and 59.84 (100%) of the outstanding Retirement Shares class of the Fund. Such Shares could thereby be deemed to be beneficially owned by the Adviser as of such date. Pursuant to the Company's proxy voting policies, the Adviser will vote any Shares of the Fund over which it has voting power in accordance with its proxy voting policies, which require that such shares will be voted at the Meeting in accordance with the recommendations of an independent third party proxy voting service selected in accordance with these proxy policies.

         A more detailed description of each proposal to be considered at the Meeting follows below.

PROPOSAL 1. TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT TO
            INCREASE THE ADVISORY FEE FOR THE SMALL CAP FUND.

         Description of Proposal.
         ------------------------

         At a meeting of the Board of Directors held on July 28-29, 2005, the Directors, including each of the Directors present at the meeting who is not an "interested person" of the Company (the "disinterested Directors") within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") considered and unanimously approved, and recommended to shareholders for their approval, a proposal to amend the Investment Advisory Agreement to increase the advisory fee payable by the Fund.

         The following table illustrates the advisory fee under the current Investment Advisory Agreement and under the proposed amendment to the Investment Advisory Agreement:

--------------------------------------------------------------------------------
                       Current Investment             Proposed Investment
                           Advisory Fee                   Advisory Fee
--------------------------------------------------------------------------------
   Small Cap Fund    annual rate of 0.60% of         annual rate of 0.75% of
                     average daily net assets        average daily net assets

--------------------------------------------------------------------------------

         If approved by shareholders, the proposed advisory fee would take effect as of the first day of the month following the approval of the proposal. The Advisory Agreement, as thus amended, would thereafter continue in effect for successive annual periods provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board, including a majority of the disinterested Directors, or (2) a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). If the proposed fee increase is not approved by shareholders, the current fee schedule will remain in effect.

         The Adviser has contractually agreed to waive a portion of its fees or reimburse the Fund for a portion of its expenses to the extent necessary to maintain the Fund's total expense ratio, for its Shares class, at 1.05% and for the Retirement shares class at 1.55%, through December 31, 2005. Effective January 1, 2006, the Adviser has contractually agreed to waive a portion of its fees or reimburse the Fund for a portion of its expenses to the extent necessary to maintain the Fund's total expense ratio, for its Shares class, at 1.25% and for its Retirement shares at 1.75%. These expense caps are unaffected by the proposed increase in the advisory fee and will remain in effect whether or not the proposed fee increase is approved.

         Annual Fund Operating Expenses for the Fund's Shares class (expenses that are deducted from Fund assets)

------------------------------------------- ------------------------------------
     Current Investment Advisory Fee          Proposed Investment Advisory Fee
------------------------------------------- ------------------------------------
Management Fees                   0.60%     Management Fees              0.75%
Other Expenses                    0.47%     Other Expenses               0.47%
------------------------------------------  ------------------------------------
Total Annual Fund                           Total Annual Fund
Operating Expenses                1.07%*    Operating Expenses           1.22%*

------------------------------------------- ------------------------------------

           *The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses from exceeding 1.05% until December 31, 2005. From January 1, 2006 until July 31, 2006, the Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses from exceeding 1.25%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

         Annual Fund Operating Expenses for the Fund's Retirement Shares class (expenses that are deducted from Fund assets)

------------------------------------------- ------------------------------------
     Current Investment Advisory Fee          Proposed Investment Advisory Fee
------------------------------------------- ------------------------------------
Management Fees                   0.60%     Management Fees              0.75%
Distribution (12b-1) Fees         0.50%     Distribution (12b-1) Fees    0.50%
------------------------------------------  ------------------------------------
Other Expenses                    0.47%     Other Expenses               0.47%
------------------------------------------  ------------------------------------
Total Annual Fund                           Total Annual Fund
Operating Expenses                1.57%**   Operating Expenses           1.72%**

------------------------------------------- ------------------------------------

           **The Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses from exceeding 1.55% until December 31, 2005. From January 1, 2006 until July 31, 2006, the Adviser has contractually agreed to waive fees or reimburse expenses in order to keep total annual fund operating expenses from exceeding 1.75%. The waiver agreement may not be terminated before July 31, 2006. In addition, this agreement will renew automatically for an additional 12 month term unless the Adviser terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

         Set forth below are, as of March 31, 2005, the Fund's net assets, the advisory fees paid by the Fund under the current fee schedule and current expense caps for the year ended 3/31/05 and the pro forma advisory fees that would have been paid by the Fund for the same period assuming the new fee schedule and higher expense caps had been in place.

    Net Assets at     Advisory fees          Pro forma            Percentage
       3/31/05        paid under the        advisory fees         difference
                       current fee             under           between  the fees
                     schedule during        proposed fee
                     12 months ended         schedule
                         3/31/05           during the 12
                                           months ended
                                              3/31/05


    $488,222,522       $2,607,488(1)       $3,330,041(2)             27.7%

         The following example illustrates the difference in expenses that you would pay under the current Investment Advisory Agreement versus under the proposed amendment to the Investment Advisory Agreement, assuming the waiver by the Advisor of a portion of its advisory fee to the extent necessary to maintain the expense caps discussed above. The Example assumes that you invest $10,000 in the Fund for the time periods indicated in the Fund's Shares class and in the Fund's Retirement Shares class and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions the difference in your costs would be:

      ----------------------------------------------------------------------
      Shares class               1 Year      3 Years     5 Years    10 Years
      ----------------------------------------------------------------------
      annual rate of 0.60%    $107         $338        $588         $1,304
      of average daily net
      assets(3):
      ----------------------------------------------------------------------
      annual rate of 0.75%    $124         $387        $670         $1,477
      of average daily net
      assets(4):
      ----------------------------------------------------------------------


___________________________________
(1) Of this amount, the Adviser waived $56,545 pursuant to its commitment to maintain the Fund's expense ratio at 1.05% for the Shares class and 1.55% for the Retirement class.
(2) Of this amount, in order to maintain the Fund's expense ratio at 1.25% for the Shares class and 1.75% for the Retirement class, the Adviser would not have had to waive any portion or its fee or reimburse the Fund for any portion of its expenses.
(3) Assumes the Fund's expense cap for its Shares class is at 1.05%.
(4) Assumes the Fund's expense cap for its Shares class is at 1.25%.

      ----------------------------------------------------------------------
      Retirement                 1 Year      3 Years     5 Years    10 Years
      Shares class
      ----------------------------------------------------------------------
      annual rate of 0.60%    $158         $494        $853         $1,866
      of average daily net
      assets(5):

      ----------------------------------------------------------------------
      annual rate of 0.75%    $175         $542        $933         $2,030
      of average daily net
      assets(6):

      ----------------------------------------------------------------------

         The form of amendment to the Investment Advisory Agreement is attached to this Statement as Exhibit A.

         Description of Current Investment Advisory Agreement.
         -----------------------------------------------------

         U.S. Trust Company, N.A., 225 High Ridge Road, Stamford, Connecticut 06905 and United States Trust Company of New York, 114 West 47th Street, New York, New York 10036 act as the co-investment advisers to the Fund under an Investment Advisory Agreement that provides that the Adviser identify and analyze possible investments for the Fund, and determine the amount, timing, and form of those investments. The Adviser has the responsibility of monitoring and reviewing the Fund's portfolio, on a regular basis, and recommending when to sell the investments. All purchases and sales by the Adviser of securities in the Fund's portfolio are subject at all times to the policies set forth by the Board of Directors. U.S. Trust Company, N.A. and United States Trust Company of New York are wholly-owned subsidiaries of U.S. Trust Corporation, which is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of The Charles Schwab Corporation. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of The Charles Schwab Corporation and its subsidiaries. (7)

         The current Investment Advisory Agreement between the Fund and the Adviser is dated May 31, 2000, as amended on December 29, 2000, and has not been submitted to the Fund's shareholders since its approval on May 31, 2000.

         On July 28-29, 2005, the Board of Directors of the Company unanimously approved the continuation of the Investment Advisory Agreement for the Fund and also unanimously approved the proposed amendment to the Investment Advisory Agreement for the Fund, subject to shareholder approval of such amendment.

         The Adviser's Recommendation to the Board of Directors.
         ------------------------------------------------------

         In recommending the increase in the advisory fee for the Fund, the Adviser first reviewed the Fund's relative position, from a fee and expense standpoint, with other funds within a comparative peer group established by Lipper. The cost of this comparative peer group information is born by the Fund. With respect to the advisory fee, the comparative peer group was comprised of other similar funds selected


___________________________________
(5) Assumes the Fund's expense cap for its Retirement Shares class is at 1.55%.
(6) Assumes the Fund's expense cap for its Retirement Shares class is at 1.75%.
(7) U.S. Trust Corporation's principal office is at 114 West 47th Street, New York, New York 10036 and The Charles Schwab Corporation's principal office is at 101 Montgomery Street, San Francisco, California 94101-4122.

by Lipper based on criteria such as fund type, investment classification / objective, load type and similar 12b-1 / non 12b-1 service fees, asset size comparability and expense components and attributes. There were 17 funds within this comparative peer group. With respect to total expenses, the comparative peer group selected by Lipper was comprised of all (159) retail front-end load and no-load small cap core funds (these two peer groups are collectively referred to as the "expense peer group"). In this regard, the Adviser noted that the Fund's contractual advisory fee of .60% was among the lowest (bottom 5%) of funds in the expense peer group. The Adviser reviewed information with the Directors from Lipper which indicated that the median advisory fee for funds within the expense peer group was .90%. The Adviser further noted that the Fund's total expense ratio was among the lowest (bottom 20%) of funds in the expense peer group universe. The Adviser indicated that even after the proposed fee increase, the advisory fee of .75% would still be well below the expense peer group median and that the Fund's total expense ratio would also remain below the expense peer group median.

         The Adviser also recommended the investment advisory fee increase based on an increased commitment of resources by the Adviser to the Fund. Operating a small cap fund requires significantly more resources and expense on the part of an adviser than many other types of funds primarily because of the more extensive research costs involved in understanding smaller companies. There tends to be less information publicly available about these companies than larger public companies. The Adviser believes that the increase in the investment advisory fee payable by the Fund will assist the Adviser in its efforts to continue to increase resources to improve its research and management capabilities and Fund performance.

         The Adviser reviewed the Fund's performance with the Board. In reviewing the Fund's performance, the Adviser presented performance information for the Fund against a comparative peer group established by Lipper comprised of all retail and institutional small cap core funds regardless of size or primary channel of distribution (the "performance peer group"). In this regard, the Adviser reminded the Directors that the current portfolio management team took over responsibility for the management of the Fund in August 2001. The Adviser then reviewed the changes to the investment process instituted by the current portfolio management team and the additional resources dedicated to this process in recent years. The Adviser stated that, since that time, it believed that the Fund's performance has been competitive with the performance peer group. The Adviser provided the Directors with information which indicated that, for the 12 months ended August 2002, on a rolling 12 month basis thereafter, the Fund had outperformed the performance peer group median 68% of the time and for the 36 months ended August 2004, on a rolling 36 month basis thereafter, the Fund had outperformed the performance peer group median 90% of the time. The Adviser noted that the Fund's performance had suffered over the past six-to-twelve months and that this recent underperformance had also negatively impacted the Fund's intermediate and long term relative performance. The Adviser stated that, within the performance peer group and on a total return basis, for the 3 year period ended 6/30/05, the Fund ranked 249 out of 476 funds, for the 5 years ended 6/30/05 the Fund ranked 275 out of 332 funds and for the 10 year period ended 6/30/05 the Fund ranked 90 out of 97 funds. For the year ended 6/30/05, the Fund's total return of 4.56% was below the Lipper small cap funds average of 10.48% and below the 9.45% return of the Russell 2000 Index. Year to date, the Fund's return of -4.29% was also below that of the Lipper small cap funds average of -0.05% and the Russell 2000 Index of -1.25%.

         In reviewing the reasons for the Fund's recent relative underperformance, the Adviser indicated that the Fund, unlike many of the funds in the performance peer group, had no exposure to real estate or investments in real estate investment trusts ("REITS"). The Adviser noted that REITS comprised approximately 20% of the Russell 2000 Index. The Adviser stated its belief that currently, investments in real estate and REITS presented an unattractive risk/reward balance for the Fund, as the recent spike in real estate values, in the Adviser's view, was unsustainable. The Adviser explained that its decision not to invest in REITS had caused the Fund to underperform in the short term, with a corresponding impact on relative performance over the intermediate and long term. However, the Adviser believed that its decision would benefit the Fund's shareholders in the long term, because it believed that given the Fund's investment objective and strategies, an investment in REITS at this time represented a significant investment risk, given current real estate valuations.

         The Adviser also noted that, in its view, the proposed increase in the Advisory fee was rationally related to the relative cost of its small cap services, as compared to the large cap service it provides to other funds in the Excelsior fund family.

         Summary of the Basis for the Board's Determination to Approve the Proposal.
         -----------------------------------------------------------------

         At a meeting held on July 28-29, 2005, the Board of Directors of the Company unanimously approved and recommended to shareholders of the Fund for their approval, the amendment to the Fund's Investment Advisory Agreement (the "Amendment") to increase the Fund's advisory fee.

         Both in connection with the Meeting specifically dedicated to the approval of the Amendment and at other meetings during the course of the year, the Directors received written materials and presentations relevant to their considerations of the Amendment. In evaluating the Amendment, the Directors relied upon their knowledge resulting from their meetings throughout the year, of the Adviser, its services and personnel and the Fund. At the Meeting, the Directors also considered the Adviser's oral presentations and discussed the information that had been provided. In connection with their deliberations, the Directors were assisted by their independent legal counsel regarding their responsibilities under applicable law. In determining whether to approve the Amendment, the Directors considered the following information:

         1) The nature, extent and quality of services provided by the Adviser.

         The Directors considered the nature, extent and quality of services provided by the Adviser, particularly the portfolio managers and other personnel responsible for providing services to the Fund. The Directors noted that, in addition to managing the investment program of the Fund, the Adviser also provided, at its expense, certain non-advisory and compliance services, including services under the Fund's Rule 38a-1 compliance program. In addition, the Directors considered that the Adviser, at its own expense, has routinely engaged its internal audit group to examine and report to the Board on a regular basis various activities and operations of the Fund, the Adviser and the Administrators. The Directors considered that the Adviser, pursuant to a separate Administration Agreement with the Fund, was also responsible for supervising the Fund's accounting agent and sub-administrator, BISYS, in the performance of administrative, accounting and related services, including valuation of the Fund's portfolio securities, yield calculations, reports and filings with regulatory authorities, as well as compliance monitoring and testing. The Directors considered the Adviser's effectiveness in ensuring the Fund's compliance with its investment policies and restrictions and the requirements of the 1940 Act and related securities regulations. The Directors also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

         The Directors also considered the qualifications, experience and responsibilities of the portfolio managers for the Fund and other personnel responsible for providing advisory services to the Fund. In particular, the Directors focused on the Adviser's long-standing relationship with the Company, the Adviser's overall supervisory structure, the diversity of offerings within the Excelsior Fund family and the Adviser's portfolio manager compensation structure. The Board believed that the Adviser had allocated substantial resources and personnel, and had made significant financial expenditures and commitments, to the investment management and other operations of the Fund. The Directors reviewed and considered, based on their experience and interaction with the Adviser, (i) the Adviser's ability to retain quality portfolio managers and other personnel; (ii) the Adviser's diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement; (iii) the Adviser's responsiveness to requests of the Directors; (iv) the adequacy of the scope and depth of the Adviser's resources; (v) the Adviser's efforts to keep the Directors apprised of developments relating to the Fund and the industry in general; and (vi) the Adviser's commitment to spend additional resources on the Fund to benefit shareholders.

         2) The performance of the Fund and the Adviser.

         The Board reviewed the investment performance of the Fund and the Adviser as well as the nature of the Fund's investments and its investment strategies and the characteristics of the Fund's shareholder base. In this regard, the Directors compared the Fund's investment performance over the short, intermediate and longer term against the investment performance of other SEC registered funds that have similar investment objectives and sales load structures. The Directors also compared the Fund's investment performance over similar periods both on an absolute basis and against its broad-based securities market benchmark, as reflected in the Fund's current prospectus and annual report and considered rankings and ratings of the Fund issued by Lipper. The Directors also considered the Adviser's explanation for the Fund's performance. The Directors considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund's shareholders the return and yield performance that was available in the marketplace given the Fund's investment objective, policies, strategies, limitations and restrictions. The Directors also considered the actions taken by the Adviser to address performance concerns raised with and by the Directors over the past year.

         3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

         In connection with the Board's consideration of the Amendment, the Directors reviewed a comparison, developed by Lipper of the level of the Fund's advisory fee and total expense ratio against Lipper's expense peer group. The Directors viewed the expense peer group information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Directors considered both the contractual Advisory Agreement rate as well as the level of the advisory fee after waivers and/or reimbursements. The Directors noted that the Adviser had contractually committed to waive a portion of its fee or reimburse the Fund for a portion of its expenses to limit the Fund's total operating expenses. The Directors also considered that the Adviser had a consistent methodology in place for determining the fees and expenses of all the funds within the Excelsior family of funds.

         In this regard, the Directors noted that the Fund's current advisory fee was well below market, as measured by the expense peer group median; and, further, that even with the proposed increase in the fee, the Fund's advisory fee would remain below the median level of that of the expense peer group.

         The Directors reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies with substantially similar investment objectives on a sub-advisory basis ("Sub-Advised Accounts"). In evaluating this information, the Directors considered the differences in services provided to Sub-Advised Accounts and the Fund. The Directors also reviewed the fees charged by the Adviser to provide similar advisory services to separate accounts with substantially similar investment objectives as the Fund ("Separate Accounts") and the differences in services and risks involved in managing Separate Accounts and the Fund from a compliance and regulatory perspective.

         The Directors also considered an analysis prepared by the Adviser of the estimated profitability of the Fund to the Adviser for its most recent two fiscal years, and reviewed with the Adviser its cost allocation methodology in connection with its profitability. The Directors compared the Adviser's overall profitability with that of other investment advisers with the assistance of comparisons provided by a third party consultant. The Board concluded that the Adviser's profitability was not unreasonable based on all of the information presented to it, including but not limited to, comparative information developed by Lipper regarding the profitability of other investment advisers, the Adviser's and Fund's performance, the nature, extent and quality of services provided by the Adviser, the cost of advisory services to the Adviser and other factors. The Directors used this information to assist them in evaluating the reasonableness of the advisory fees for the Fund.

         4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

         The Board considered information provided by the Adviser as to whether the Adviser had passed on and was likely to pass on to shareholders benefits from its economies of scale. In this regard, the Directors considered various analyses prepared by the Adviser of the estimated profitability of the Fund to the Adviser at higher asset levels and assuming various fee and expense structures. The Directors also considered information from Lipper regarding advisory fee breakpoints charged by other funds. After reviewing such information, the Board determined not to seek the addition of advisory fee breakpoints at this time. The Directors noted that they would continue to monitor the growth in assets of the Fund and asked the Adviser to continue to monitor the Fund's expenses and asset size in connection with determining when economies of scale would dictate that advisory fee breakpoints were advisable.

         5) Other Factors.

         In addition to the above factors, the Directors also discussed other benefits received by the Adviser from its management of the Fund, including the compensation payable by the Fund to the Adviser or its affiliates for other services including administration or shareholder servicing. The Directors also considered the payments made by the Adviser to financial intermediaries in connection with distribution-related activities and shareholder servicing.

         At a meeting held on May 20, 2005, the Directors received and considered information on the Adviser's soft dollar(8) usage in connection with the Fund and the research services obtained with the Fund's brokerage. At that meeting, the Directors also received and reviewed a report prepared by a third party that had tested and analyzed the execution of the Fund's brokerage transactions.

         6) Conclusions.

         Based on a consideration of all these factors in their totality and after deliberation with their independent counsel, the Directors determined that the proposed increase in advisory fee for the Small Cap Fund was fair and reasonable in light of these factors and in the best interests of the Fund's shareholders and that the Amendment should be approved and presented to shareholders for their approval. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

         Required Vote.
         --------------

         The favorable vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the Fund is required for the approval of this proposal. The vote of the holders of a majority of


___________________________________
(8) "Soft dollars" is a term used to describe arrangements between the Adviser and brokers, whereby the Adviser compensates a broker for providing it with research services with the commission dollars generated by trades from the Adviser's discretionary accounts to the broker (including the trades of the Fund). The use of soft dollars by the Adviser to pay for research is permitted by law so long as the Adviser obtains "best execution" for the Fund on all of its trades. The use of soft dollar arrangements can benefit the Adviser because it enables the Adviser, at the Fund's expense, to obtain valuable research services at no additional cost to the Adviser. The research derived from soft dollars can benefit the Fund because the Adviser can use this research in managing the Fund and its other client accounts.

outstanding voting securities means the vote of (l) the holders of 67% or more of the Shares of the Fund represented at the Meeting, if more than 50% of the Shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund, whichever is less. If shareholders approve this proposal, the Fund will pay a higher advisory fee than is currently being paid. If the shareholders of the Fund do not approve the proposal, the Fund's advisory fee will remain the same. Shareholders should review this proposal carefully before voting.

         The Board, including a majority of the disinterested Directors, unanimously recommends that the shareholders of the Fund vote in favor of Proposal 1.

PROPOSAL 2: TO APPROVE A CHANGE IN THE INVESTMENT OBJECTIVE OF THE SMALL CAP
            FUND.

         Description and Risks of Proposal.
         ----------------------------------

         At a meeting of the Board of Directors on May 20, 2005, the Directors considered and unanimously approved as in the best interests of the Fund's shareholders, and recommended to shareholders for their approval, a proposal to modify the investment objective of the Fund and to make that investment objective non-fundamental. The current investment objective is to seek long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less. The Fund's current investment objective is fundamental, meaning that it cannot be changed by the Board without approval of the Fund's shareholders. The proposed investment objective is to seek long-term capital appreciation. This proposed investment objective would be non-fundamental, meaning that it could be changed by the Board without approval of the Fund's shareholders if the Board determines that the change is in the best interests of shareholders. The Fund's current and proposed investment objectives are set forth below:


------------------------------------------------------- -----------------------------------------------------
             CURRENT INVESTMENT OBJECTIVE                          PROPOSED INVESTMENT OBJECTIVE
                    (FUNDAMENTAL)                                        (NON-FUNDAMENTAL)
                    -------------                                        -----------------

------------------------------------------------------- -----------------------------------------------------
To seek long-term capital appreciation by investing     To seek long-term capital appreciation.
primarily in companies with capitalization of $1.5
billion or less.

------------------------------------------------------- -----------------------------------------------------

         When the Fund was created in 1992, the capitalization amount in the Fund's investment objective was generally representative of small cap companies. Today, the Fund's primary broad-based securities market benchmark, the Russell 2000 Index, a widely recognized small capitalization benchmark, is composed of companies with market capitalizations of up to $3.1 billion. This capitalization changes with market conditions. In addition, changes to the Index's composition can change its capitalization. The Fund's current objective restricts it from investing in companies with market capitalizations in excess of $1.5 billion, even though many of these companies are within the Russell 2000 Index and are generally considered to be "small capitalization" companies. The Fund's current objective therefore unnecessarily limits the Fund's the opportunity to invest in these "small capitalization" issuers. The Fund's Adviser believes that it would be beneficial to the Fund's shareholders if the Fund, like many of its competitors, has the opportunity to invest in these small capitalization companies. The Adviser further believes that given the general range of capitalization of small capitalization companies in the Russell 2000 Index, the Fund's current requirement to invest primarily in companies with market capitalizations of $1.5 billion or less results in a greater risk of volatility and greater risk of loss than would be the case if the proposal is adopted. The Adviser informed the Directors that, if approved, this proposal would not result in a change in the Adviser's investment process involving security selection. If approved, the Adviser indicated, it would apply its current investment process and discipline to a larger universe of companies. If this proposal is adopted, shareholders who are looking primarily for exposure to micro-cap securities or securities of companies in the smaller range of smaller capitalization companies ($1.5 billion or less), should not invest in the Fund.

         Rather than place the Fund's market capitalization focus in its investment objective, the Fund proposes to adopt a non-fundamental policy, which may be adjusted in the future as necessary without shareholder approval, to invest at least 80% of its net assets in companies with market capitalizations of between $100 million and $2.5 billion. For purposes of this test, net assets includes borrowings for investment purposes. This policy is intended to provide the Fund with the flexibility to adjust its capitalization focus to reflect changing market conditions. As the overall capitalization spectrum of US companies increases or decreases over time, the Fund will have the ability to adjust its definition of "small capitalization" issuers to reflect these changes without the need to incur the time and expense associated with obtaining shareholder approval of such changes. Shareholders would receive 60 days' prior written notice of any change in this "small capitalization" definition.

         The Adviser has also proposed to make the revised investment objective non-fundamental in order to provide additional flexibility in the future to adjust the investment program of the Fund in response to changing market conditions and circumstances without the expense and delay associated with a shareholder meeting to approve changes in the Fund's investment objective. The Fund's investment objective is not required to be fundamental.

         The Board does not expect to use this flexibility frequently, however, the Board would be in a position to change the investment objective of the Fund in circumstances when a change, in the Board's judgment, would be in the best interests of the Fund's shareholders. Such circumstances could result from changes in the securities markets that would render the achievement of the Fund's investment objective more difficult. If the Board did decide to make such a change in the non-fundamental investment objective, the Fund would provide shareholders with 60 days' written notice before the effective date of such change. If this proposal is approved, shareholders will no longer have the ability to vote on proposed investment objective changes.

         If the Fund's investment objective remains fundamental and the Board determined that it was in the best interests of shareholders to change it, the Fund would be required to hold a shareholder meeting to change that objective. Obtaining shareholder approval to change the Fund's investment objective would involve significant delays and costs.

         The table below summarizes the effects of reclassifying the investment objective from fundamental to non-fundamental:


                                      NON-FUNDAMENTAL                     FUNDAMENTAL
                                      INVESTMENT OBJECTIVE                INVESTMENT OBJECTIVE
                                      --------------------                --------------------

Who must approve changes in an        Board                               Shareholders
investment objective?

How quickly can a change to the       Relatively quickly, because the     Relatively slowly, since a
investment objective be made?         change can be accomplished by       meeting of shareholders is
                                      action of the Board alone,          required
                                      provided that shareholders are
                                      provided 60 days' prior written
                                      notice that the Fund's objective is
                                      being changed

What is the relative cost to change   Less costly to change because a     Costly to change because a
an investment objective?              change can be accomplished by       shareholder vote requires holding
                                      action of the Board                 a meeting of shareholders with
                                                                          additional SEC filing
                                                                          requirements and proxy
                                                                          solicitation efforts

         If shareholders of the Fund approve the Fund's proposed investment objective, the amendment will take effect immediately.

         Required Vote.

         The favorable vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the Fund is required for the approval of this proposal. The vote of the holders of a majority of outstanding voting securities means the vote of (l) the holders of 67% or more of the Shares of the Fund represented at the Meeting, if more than 50% of the Shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund, whichever is less. If the shareholders of the Fund do not approve the proposal, the Fund's investment objective will remain the same and will continue to be a fundamental investment objective.

         The Board, including a majority of the disinterested Directors, unanimously recommends that the shareholders of the Fund vote in favor of Proposal 2.


Information About the Adviser, Administrator and Distributor.
------------------------------------------------------------

         The following individuals are directors and/or principal executive officers of the Adviser:


--------------------------------------------------------------------------------------------------------

                  Name and Address                             Principal Occupation
                  ----------------                             --------------------
---------------------------------------------------------------------------------------------------------

U.S. Trust Company, N.A.
------------------------
--------------------------------------------------------------------------------------------------------
Dr. Eleanor Baum, Director                         Dean, School of Engineering, The Cooper Union for
The Cooper Union for the Advancement of            the Advancement of Science & Art
Science & Art
51 Astor Place
New York, NY 10003

--------------------------------------------------------------------------------------------------------
Philippe de Montebello, Director                   Director & Chief Executive Officer of the
The Metropolitan Museum of Art                     Metropolitan Museum of Art
1000 Fifth Avenue
New York, NY 10028-0198

--------------------------------------------------------------------------------------------------------
Robert E. Denham, Esq., Director                   Partner, Munger, Tolles & Olson LLP
Munger Tolles & Olson LLP
355 South Grand Avenue
35th Floor
Los Angeles, CA 90071-1560

--------------------------------------------------------------------------------------------------------
Peter L. Malkin, Esq., Director                    Chairman, Wien & Malkin LLP
Wien & Malkin, LLP
Lincoln Building
60 East 42nd Street
New York, NY  10165-0015

--------------------------------------------------------------------------------------------------------
David A. Olsen, Director                           Retired Chairman and Chief Executive Officer of
c/o U.S. Trust                                     Johnson & Higgins
114 West 47th Street
New York, NY 10036
--------------------------------------------------------------------------------------------------------


                                       14


--------------------------------------------------------------------------------------------------------
Carl H. Pforzheimer, III, Director                 Managing Partner, Carl H. Pforzheimer & Co.
Carl H. Pforzheimer & Co.
950 Third Avenue
30th Floor
New York, NY 10022

--------------------------------------------------------------------------------------------------------
Charles R. Schwab, Director (Chairman)             Chairman and Chief Executive Officer, The Charles
The Charles Schwab Corporation                     Schwab Corporation
101 Montgomery Street
San Francisco, CA 94104

--------------------------------------------------------------------------------------------------------
H. Marshall Schwarz, Director                      Retired Chairman, United States Trust Company of
United States Trust Company of New York            New York
114 West 47th Street
New York, NY 10036

--------------------------------------------------------------------------------------------------------
Craig Walling, Director                            Chief Executive Officer & President, U.S. Trust
U.S. Trust Company, National Association           Company, National Association
225 High Ridge Road
Stamford, CT 06905

--------------------------------------------------------------------------------------------------------
Peter K. Scaturro, Director                        President and Chief Executive Officer, United States
United States Trust                                Trust Corporation & United States Trust Company of
Company of New York                                New York
114 West 47th Street
New York, NY 10036-1532

--------------------------------------------------------------------------------------------------------
Robert N. Wilson, Director                         Chairman, Caxton Health Holdings; Retired Senior
Johnson & Johnson                                  Vice Chairman of the Board, Johnson & Johnson
100 Albany Street
New Brunswick, NJ 08903

--------------------------------------------------------------------------------------------------------
Ruth A. Wooden, Director                           President, Public Agenda
Public Agenda
6 East 39th Street
New York, NY 10016

--------------------------------------------------------------------------------------------------------
Gerald T. Mulligan, Director                       Chairman of the Board, Savings Bank Life Insurance
Savings Bank Life Insurance Company of             Company of Massachusetts
Massachusetts
1 Linscott Road
Woburn, MA 01801

--------------------------------------------------------------------------------------------------------
William L. Atwell, Director                        Executive Vice President and President, Individual
The Charles Schwab Corporation                     Investor Enterprise and Schwab Bank
101 Montgomery Street
San Francisco, CA 94104

--------------------------------------------------------------------------------------------------------
Christopher V. Dodds, Director                     Executive Vice President and Chief Financial Officer,
The Charles Schwab Corporation                     The Charles Schwab Corporation
101 Montgomery Street
San Francisco, CA 94104

--------------------------------------------------------------------------------------------------------


                                       15


--------------------------------------------------------------------------------------------------------
Craig Walling, President & Chief Executive         President & Chief Executive Officer
Officer
U.S. Trust Company, National Association
225 High Ridge Road
Stamford, CT  06905

--------------------------------------------------------------------------------------------------------
Mark Stevens, Regional Chief Executive Officer     Regional Chief Executive Officer - Southeast Region
- Southeast Region
U.S. Trust Company, National Association
132 Royal Palm Way
Palm Beach, FL 33480

--------------------------------------------------------------------------------------------------------
Sue W. Cole, Regional Chief Executive Officer -    Regional Chief Executive Officer - Mid-Atlantic
Mid-Atlantic Region                                Region
U.S. Trust Company, National Association
301 North Elm Street
Greensboro, NC 27401

--------------------------------------------------------------------------------------------------------
W. Michael Funck, Regional Chief Executive         Regional Chief Executive Officer - Connecticut
Officer - Connecticut
U.S. Trust Company, National Association
225 High Ridge Road
Stamford, CT  06905

--------------------------------------------------------------------------------------------------------
William J. Goodwin, Regional Chief Executive       Regional Chief Executive Officer - Texas
Officer - Texas
U.S. Trust Company, National Association
2001 Ross Avenue
Suite 2700
Dallas, TX 75201

--------------------------------------------------------------------------------------------------------
Jeffrey T. Grubb, Regional Chief Executive         Regional Chief Executive Officer - Pacific Northwest
Officer - Pacific Northwest
U.S. Trust Company, National Association
The River Forum, Suite 450
4380 S.W. Macadam Avenue
Portland, OR 97239

--------------------------------------------------------------------------------------------------------
Eric P. Hayes, Regional Chief Executive Officer    Regional Chief Executive Officer - Upper New
- Upper New England                                England
U.S. Trust Company, National Association
225 Franklin Street
Boston, MA 02210

--------------------------------------------------------------------------------------------------------
Michael Boardman, Regional Chief Executive         Regional Chief Executive Officer - Minnesota
Officer - Minnesota
U.S. Trust Company, National Association
730 Second Avenue South
Suite 1400
Minneapolis, MN 55402
--------------------------------------------------------------------------------------------------------


                                       16


--------------------------------------------------------------------------------------------------------
Mark Lipson, Regional Chief Executive Officer -    Regional Chief Executive Officer - California
California
U.S. Trust Company, National Association
515 S. Flower Street
Suite 2700
Los Angeles, CA 90071

--------------------------------------------------------------------------------------------------------
Neil M. McDonnell, Chief Financial Officer and     Chief Financial Officer and Senior Vice President
Senior Vice President
U.S. Trust Company, National Association
225 High Ridge Road
Stamford, CT 06905

--------------------------------------------------------------------------------------------------------
John A. Clymer, Chief Investment Officer and       Chief Investment Officer and Managing Director
Managing Director
U.S. Trust Company, National Association
730 Second Avenue South
Suite 1400
Minneapolis, MN 55402

--------------------------------------------------------------------------------------------------------
Alfred B. Childs, Managing Director and            Managing Director and Treasurer
Treasurer
U.S. Trust Company, National Association
2001 Ross Avenue
Suite 2700
Dallas, TX 75201

--------------------------------------------------------------------------------------------------------
Jeffrey T. Osmun, Managing Director & Chief        Managing Director & Chief Fiduciary Officer &
Fiduciary Officer & Corporate Secretary            Corporate Secretary
U.S. Trust Company, National Association
225 High Ridge Road
Stamford, CT 06905
--------------------------------------------------------------------------------------------------------
United States Trust Company of New York
---------------------------------------
--------------------------------------------------------------------------------------------------------
Dr. Eleanor Baum, Director                         Dean, School of Engineering, The Cooper Union for
The Cooper Union for the Advancement of            the Advancement of Science & Art
Science & Art
51 Astor Place
New York, NY 10003

--------------------------------------------------------------------------------------------------------
Philippe de Montebello, Director                   Director & Chief Executive Officer of the
The Metropolitan Museum of Art                     Metropolitan Museum of Art
1000 Fifth Avenue
New York, NY 10028-0198

--------------------------------------------------------------------------------------------------------
Robert E. Denham, Esq., Director                   Partner, Munger, Tolles & Olson LLP
Munger Tolles & Olson LLP
355 South Grand Avenue
35th Floor
Los Angeles, CA 90071-1560

--------------------------------------------------------------------------------------------------------


                                       17


--------------------------------------------------------------------------------------------------------
Peter L. Malkin, Director                          Chairman, Wien & Malkin LLP
Wien & Malkin LLP
Lincoln Building
60 West 42nd Street
New York, NY 10165-0015

--------------------------------------------------------------------------------------------------------
David A. Olsen, Director                           Retired Chairman and Chief Executive Officer of
U.S. Trust                                         Johnson & Higgins
114 West 47th Street
New York, NY 10036

--------------------------------------------------------------------------------------------------------
Carl H. Pforzheimer, III, Director                 Managing Partner, Carl H. Pforzheimer & Co.
Carl H. Pforzheimer & Co.
950 Third Avenue
30th Floor
New York, NY 10022

--------------------------------------------------------------------------------------------------------
Charles R. Schwab, Director (Chairman)             Chairman and Chief Executive Officer, The Charles
The Charles Schwab Corporation                     Schwab Corporation
101 Montgomery Street
San Francisco, CA 94104

--------------------------------------------------------------------------------------------------------
H. Marshall Schwarz, Director                      Retired Chairman, United States Trust Company of
United States Trust Company of New York            New York
114 West 47th Street
New York, NY 10036

--------------------------------------------------------------------------------------------------------
Craig Walling, Director                            Chief Executive Officer & President, U.S. Trust
U.S. Trust Company, National Association           Company, National Association
225 High Ridge Road
Stamford, CT 06905

--------------------------------------------------------------------------------------------------------
Peter K. Scaturro, Director                        President & Chief Executive Officer, U.S. Trust
United States Trust Company of New York            Corporation and United States Trust Company of
114 West 47th Street                               New York
New York, NY 10036-1532

--------------------------------------------------------------------------------------------------------
Robert N. Wilson, Director                         Chairman, Caxton Health and Holdings; Retired
Johnson & Johnson                                  Senior Vice Chairman, Johnson & Johnson
100 Albany Street
New Brunswick, NJ 08903

--------------------------------------------------------------------------------------------------------
Ruth A. Wooden, Director                           President & Chief Executive Officer Public Agenda
Public Agenda
6 East 39th Street
New York, NY 10016

--------------------------------------------------------------------------------------------------------
Gerald T. Mulligan, Director                       Chairman of the Board, Savings Bank Life Insurance
Savings Bank Life Insurance Company of             Company of Massachusetts
Massachusetts
1 Linscott Road
Woburn, MA 01801

--------------------------------------------------------------------------------------------------------


                                       18


--------------------------------------------------------------------------------------------------------
William L. Atwell, Director                        Executive Vice President and President, Individual
The Charles Schwab Corporation                     Investor Enterprise and Schwab Bank
101 Montgomery Street
San Francisco, CA 94104

--------------------------------------------------------------------------------------------------------
Christopher V. Dodds, Director                     Executive Vice President and Chief Financial Officer,
The Charles Schwab Corporation                     The Charles Schwab Corporation
101 Montgomery Street
San Francisco, CA 94104

--------------------------------------------------------------------------------------------------------
Peter K. Scaturro, President & Chief Executive     President & Chief Executive Officer, United States
Officer                                            Trust Company of New York and U.S. Trust
United States Trust Company of New York            Corporation
114 West 47th Street
New York, NY 10036-1532

--------------------------------------------------------------------------------------------------------
James Bailey, Executive Vice President and         Executive Vice President and Chief Operating
Chief Operating Officer                            Officer, United States Trust Company of New York
United States Trust Company of New York
114 West 47th Street
New York, NY 10036-1532

--------------------------------------------------------------------------------------------------------
Gerald Callaghan, Executive Vice President and     Executive Vice President and Chief Information
Chief Information Officer                          Officer, United States Trust Company of New York
United States Trust Company of New York
114 West 47th Street
New York, NY 10036-1532

--------------------------------------------------------------------------------------------------------
Paul K. Napoli, Executive Vice President           Executive Vice President, United States Trust
United States Trust Company of New York            Company of New York
114 West 47th Street
New York, NY 10036-1532

--------------------------------------------------------------------------------------------------------
Timothy J. Leach, Executive Vice President &       Executive Vice President & Chief Investment
Chief Investment Officer                           Officer, United States Trust Company of New York
United States Trust Company of New York
114 West 47th Street
New York, NY 10036-1532

--------------------------------------------------------------------------------------------------------
Richard E. Brinkmann, Managing Director &          Managing Director & Comptroller
Comptroller
United States Trust Company of New York
114 West 47th Street
New York, NY 10036-1532

--------------------------------------------------------------------------------------------------------
Douglas Singer, Managing Director & Treasurer      Managing Director & Treasurer
United States Trust Company of New York
114 West 47th Street
New York, NY 10036-1532

--------------------------------------------------------------------------------------------------------


                                       19


--------------------------------------------------------------------------------------------------------
Carol A. Strickland, Managing Director &           Managing Director & Corporate Secretary
Corporate Secretary
United States Trust Company of New York
114 West 47th Street
New York, NY 10036-1532
--------------------------------------------------------------------------------------------------------


         James Bailey is also a Director of the Company. In addition to Mr. Bailey, the following persons are officers of the Company and the Adviser, but are not directors and/or principal executive officers of the Adviser, and may be deemed to have a material direct or indirect interest (by virtue of ownership of securities or otherwise) in the Adviser or any control person of the Adviser:
Mary Martinez, Joseph Trainor, Agnes Mullady, Scott Rhodes, Ralph Pastore, Daina Hill, Sharon Davison and Wyndham Clark.

         U. S. Trust Company, N.A. ("USTNA") also acts as the Fund's administrator and supervises administration of the Fund pursuant to an Administration Agreement. Under the Administration Agreement, USTNA supervises the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. For these services and facilities, USTNA receives a fee accrued daily and paid monthly at an annual rate of 0.200% on the first $200 million of the Fund's average daily net assets, 0.175% of the Fund's average daily net assets in excess of $200 million but not exceeding $400 million, and 0.150% of the Fund's average daily net assets in excess of $400 million. For the fiscal year ended March 31, 2005, USTNA received $672,219 in administrative fees from the Fund under the Administration Agreement. It is currently intended that USTNA will continue to provide these services after the amendment to the Investment Advisory Agreement is approved.

         BISYS Fund Services Ohio, Inc., which is located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's sub-administrator. BISYS Fund Services Limited Partnership, which is located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as the principal underwriter for the Shares of the Fund. For the fiscal year ended March 31, 2005, the Fund did not pay any brokerage commissions to an affiliated person of the Fund, the Adviser or the Fund's distributor.




          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of September 2, 2005, the Adviser held of record approximately the following percentage of the outstanding Shares class shares of the Fund, as agent or custodian for its customers:

                 Small Cap Fund 81.31%*


         As of September 2, 2005, the Adviser held of record 100% of the outstanding Retirement Shares class shares.


___________________________________
* Atwell & Co. is the nominee for the Adviser. Atwell & Co., FBO 050, P.O. Box 456, Wall Street Station, New York, New York 10005 and Atwell & Co. FBO 052, P.O. Box 2044, Peck Slip Station, New York, New York 10038.

         As of September 2, 2005, the directors and officers as a group owned beneficially less than 1% of the outstanding Shares class shares of the Fund.

         As of September 2, 2005, the following shareholders owned of record or beneficially 5% or more of the Fund's Shares class:



                       Name and Address                    Percentage      Nature of Ownership
                                                             of Fund

      Shares class:

      Charles Schwab & Co. Inc.                               9.47%               Record
      Special Custody A/C for Benefit of Customers
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, California 94104-4122

         The following table shows the nature, amount and percentage of the Fund's Shares class shares owned by each director and principal executive officer, as of September 2, 2005:


                                           Amount and Nature of             Percent of Ownership
    Name of Director/Officer        Beneficial Ownership/Title of Class         in the Fund
--------------------------------- ---------------------------------------- -----------------------
Independent Directors
---------------------

John D. Collins                                    None                              *



Rodman L. Drake                                    None                              *



Morrill Melton Hall, Jr.                         $2,840.55                           *



Roger M. Lynch                                     None                              *



Jonathan Piel                                      None                              *



Frederick S. Wonham (Chairman
of the Board)                                      None                              *



Interested Director
-------------------

James L. Bailey                                    None                              *



Officer
-------

Mary Martinez**                                    None                              *



  *  Less than 1%.


  ** Ms. Martinez is President of the Company.


OTHER MATTERS

         While the Meeting is called to act upon any other business that may properly come before it, at the date of this Statement the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. The Board presently is not aware of any other matters that will come before the Meeting. If a matter not now anticipated, or any other matters properly come before the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

         As a Maryland Corporation, the Company is not required and does not intend to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy. The Board is not accepting shareholder proposals at this Meeting.

Dated:   October 3, 2005


                                                  FORM OF PROXY

                                              EXCELSIOR FUNDS, INC.
                                                 Small Cap Fund
                                               225 High Ridge Road
                                           Stamford, Connecticut 06905

-----------------------------------    ------------------------------------   ------------------------------------
       VOTE ON THE INTERNET                       VOTE BY PHONE                          VOTE BY MAIL
o        Read the Proxy Statement      o        Read the Proxy Statement      o        Read the Proxy Statement
     and have this card at hand             and have this card at hand             and have this card at hand
o        Log on to                     o        Call toll-free                o        Check the appropriate
     www.proxyweb.com                       1-800-690-6903                         boxes on reverse
o        Follow the on-screen          o        Follow the recorded           o        Sign and date proxy card
     instructions                           instructions                      o        Return promptly in the
o        Do not return this paper      o        Do not return this paper           enclosed envelope
     ballot                                 ballot
-----------------------------------    ------------------------------------   ------------------------------------

                                                                               THIS PROXY IS SOLICITED ON BEHALF OF
                                                                    THE BOARD OF DIRECTORS OF EXCELSIOR FUNDS, INC.
                                                                SPECIAL MEETING OF SHAREHOLDERS -- NOVEMBER 17, 2005
                                                                                           EXCELSIOR SMALL CAP FUND

This proxy is solicited by the Board of Directors of Excelsior  Funds,  Inc. (the  "Company")  for use at a special shareholder  meeting (the "Meeting") of the Company's Small Cap Fund (the "Fund") to be held on November 17,  2005, at 9:00 a.m.  (Eastern  Time),  at the  offices  of U.S.  Trust  Company,  N.A.,  225 High  Ridge  Road,  Stamford,
Connecticut 06905.

The undersigned hereby appoints Agnes Mullady and Ralph Pastore,  each of them with full power of substitution,  as proxies of the undersigned to vote at the Meeting,  and all adjournments and postponements  thereof,  all shares of designated  Class H Common Stock (Shares  class) and Class H -- Special  Series 1 Common Stock  (Retirement  Shares
class)  representing  interests in the Fund held of record by the undersigned on September 2, 2005, the record date for the Meeting upon the following  matters and upon any other  matters that may come before the Meeting,  in their discretion.

Every properly  signed proxy will be voted in the manner  specified  thereon and, in the absence of  specification, will be treated as GRANTING  authority to vote FOR the proposal.  The proxies are authorized in their discretion to vote on any other business which may properly come before the Meeting or any adjournment thereof.

                                                                         Date:  , 2005


                                                    --------------------------------------------------------



                                                    --------------------------------------------------------
                                                    Signature (s)                    (Sign in the box)

                                                    Please sign exactly as name appears hereon.  When shares
                                                    are  held by  joint  tenants,  both  should  sign.  When
                                                    signing as attorney or executor, administrator,  trustee
                                                    or  guardian  please  give  full  title  as  such.  If a
                                                    corporation,  please  sign  in  full  corporate  name by
                                                    president or other authorized officer. If a partnership,
                                                    please  sign in  full  partnership  name  by  authorized
                                                    person.




Please fill in box(es) as shown using black or blue ink or number 2 pencil |X|.

PLEASE DO NOT USE FINE POINT PENS.

                              EXCELSIOR FUNDS, INC.
                                 Small Cap Fund

                                                    FOR                AGAINST             ABSTAIN

1.     To approve an amendment to the               |_|                  |_|                 |_|
       Investment Advisory Agreement to
       increase the Advisory Fee payable
       by the Small Cap Fund.

2.     To approve a change in the                   |_|                  |_|                 |_|
       investment objective of the Small
       Cap Fund from a fundamental
       investment objective that seeks
       long-term capital appreciation by
       investing primarily in companies
       with capitalization of $1.5
       billion or less to a
       non-fundamental investment
       objective that seeks long-term
       capital appreciation.


                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE.


                                                     2

                                                                       Exhibit A


                              EXCELSIOR FUNDS, INC.


              AMENDMENT NO. 2 TO THE INVESTMENT ADVISORY AGREEMENT


                  THIS AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT is made as of ______, ____, by and between EXCELSIOR FUNDS, INC., a Maryland corporation (the "Company"), on behalf of its series the SMALL CAP FUND (the "Fund") and U.S. TRUST COMPANY, N.A., a national bank organized under the laws of the United States, and UNITED STATES TRUST COMPANY OF NEW YORK, a New York state-chartered bank and trust company (together, the "Investment Adviser").

                              W I T N E S S E T H:

                  WHEREAS, the Fund and the Investment Adviser are parties to an Investment Advisory Agreement dated as of May 31, 2000, as amended December 29, 2000, pursuant to which the Investment Adviser serves as the investment adviser for the Fund; and

                  WHEREAS, the Fund and Investment Adviser desire to amend the Investment Advisory Agreement to reflect an increase in the advisory fee payable by the Fund to the Investment Adviser under such Agreement; and

                  WHEREAS, this amendment to the Investment Advisory Agreement has been approved by the Board of Directors of the Company and the shareholders of the Fund.

                  NOW, THEREFORE, the parties hereby agree as follows:

                  1. Paragraph 7, as it relates to the Small Cap Fund, of the Investment Advisory Agreement is hereby amended to read as follows:

                           7. Compensation. For the services provided and the
                  expenses assumed pursuant to this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefore a fee, computed daily and payable monthly, at the following annual rates: .75% of the average daily net assets of the Small Cap Fund.

                  2. The Investment Advisory Agreement, as expressly amended hereby, shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 2 TO THE INVESTMENT ADVISORY AGREEMENT as of the day and year first above written.

                                          EXCELSIOR FUNDS, INC., on behalf of

                                          THE SMALL CAP FUND


                                          By:     ______________________________
                                                  Name:
                                                  Title:
                                          U.S TRUST COMPANY, N.A.


                                          By:     ______________________________
                                                  Name:
                                                  Title:

                                          UNITED STATES TRUST COMPANY OF
                                          NEW YORK


                                          By:     ______________________________
                                          Name:
                                          Title: